Q1 2026 Shareholder Letter | May 6, 2026 1 Fellow Shareholders, As we prepare for our next chapter, our focus remains on executing our key strategic priorities: scaling HBO Max globally, returning our Studios to industry leadership, and optimizing our Global Linear Networks. These three priorities have guided the multi-year process to transform Warner Bros. Discovery. In the first quarter, we sustained – and in many cases accelerated – the progress we realized in 2025 against these strategic priorities. Over the last four years, we have consistently reiterated the imperative to scale HBO Max as a global streaming service. Today, that vision has been successfully achieved. We launched HBO Max in the U.K. and Ireland on March 26th, following strong launches in Germany and Italy at the beginning of the year. With these launches, HBO Max is now available in all of our key target markets globally, and the multi-year international rollout of HBO Max is largely complete. While these recent launches represent a significant expansion of HBO Max’s global availability, we also see substantial runway for continued penetration growth in existing markets driven by the core of our product, which remains high-quality content that inspires consumer demand and engagement. Fueled by global tentpole titles like A Knight of the Seven Kingdoms and The Pitt, our increasing investment in local language content such as Like Water for Chocolate and Dona Beja, and access to marquee events like the 2026 Olympic Winter Games, we meaningfully exceeded our guidance of more than 140 million global streaming subscribers(1) at the end of the first quarter. With ongoing momentum, we are on track to surpass 150 million global subscribers by the end of 2026. Our Studios’ return to leadership remained visible during the first quarter. We are incredibly proud of Warner Bros. Motion Picture Group’s (“WBMPG”) remarkable multi-year turnaround. In 2022, the Motion Picture Group had fallen towards the back of the pack in our industry in terms of both financial and critical success. Through a combination of creative risk-taking, financial discipline, and process transformations from greenlighting to production to distribution, WBMPG has now re-emerged as an industry leader. This revival was evidenced most recently by the Motion Picture Group’s 11 Academy Award wins in March 2026 – the most ever in its storied history. This included six wins for One Battle After Another – including Best Picture – the first for WBMPG since 2012, four wins for Sinners, and a win for Weapons. We continue to invest with conviction in developing a robust slate of theatrical and television content, and we are optimistic that audiences will respond to upcoming releases from both WBMPG and Warner Bros. Television (“WBTVG”). Despite ongoing secular challenges, our Global Linear Networks segment continues to distinguish itself in the market and demonstrate resilience. Notably, we saw sequential improvement in year- over-year delivery trends in the U.S. across sports, news, and general entertainment during the quarter. TNT Sports’ broadcast of the 2026 NCAA Men’s March Madness tournament averaged nearly 11 million viewers, the highest for our networks since 2015. Additionally, the NCAA Men’s Championship Game averaged over 18 million viewers, the most viewed in TNT Sports history. CNN had a strong quarter with total minutes spent across platforms growing 30% year-over-year, including its best total day performance on linear television since 2022 with 35% viewership growth

Q1 2026 Shareholder Letter | May 6, 2026 2 vs. the prior year, further testament that CNN is the go-to trusted news source for breaking news. Our general entertainment networks were also a bright spot with six of the top 10 unscripted freshman cable series during the quarter, including two of the top three. And across our international networks, we saw continued viewership share gains in key markets such as Poland, the U.K., Germany, and Sweden, further cementing our position as a major player internationally. STREAMING Our ambition for HBO Max has always been to build a globally scaled and highly profitable streaming business, and we have delivered both global subscriber and profit scale at the same time. Through investment in high-quality content and a strong and ever-improving user experience, we now offer subscribers a premium service that fuels engagement and retention. This, in turn, supports our global expansion and market penetration strategy. Our Q1 Streaming results reinforce our belief that we are on the right strategic path, and our momentum is accelerating. Buzzworthy and critically celebrated content differentiates HBO Max in the competitive streaming landscape. In fact, HBO Max has more active shows averaging over 20 million global viewers than ever before. During the quarter, we premiered season two of The Pitt and the first season of A Knight of the Seven Kingdoms, which averaged over 20 million and 36 million global viewers per episode, respectively. Additionally, this quarter’s premiere of the comedy Rooster and limited series DTF St. Louis resonated strongly with audiences. Notably, Rooster was the most watched HBO comedy in over ten years and has already been renewed for a second season. Internationally, Like Water for Chocolate (Mexico) and Maxima (Argentina), two of our top local language series, were the most successful returning series in their respective markets. We are also excited to continue our expansion into the telenovela space, with the revival of the popular Dona Beja series in Brazil. And in EMEA, this year’s Olympic Winter Games was our most streamed Olympic Winter Games ever, with streaming consumption more than doubling versus the prior Games. This content momentum continues into Q2 and beyond. Season three of Euphoria is off to a fantastic start with the first two episodes delivering over 23 million global viewers so far, and the series being one of the top 3 current series ever on the service. The Pitt was the #1 streaming title in the U.S. at the beginning of April as it finished off season two. And we are incredibly excited about the upcoming slate with season three of House of the Dragon coming in June, a new series from the world of the global hit The Big Bang Theory titled Stuart Fails to Save the Universe coming in July, the August premiere of DC’s Lanterns, and the highly anticipated Harry Potter and the Philosopher’s Stone on Christmas Day. In fact, the debut trailer for Harry Potter and the Philosopher’s Stone became the most watched in HBO history with over 308 million views in its first 72 hours. Our incredible line-up of content is the fuel that drives healthy and sustainable subscriber-related revenues and meaningful long-term profitability. Subscriber-related revenue(2) growth accelerated 400 bps sequentially to 8% ex-FX(3) during the first quarter. Distribution revenue growth saw robust

Q1 2026 Shareholder Letter | May 6, 2026 3 acceleration to 7% ex-FX supported by strong subscriber growth both in existing markets and through new market launches, as well as the benefit of the Q4 2025 U.S. price increase. As noted previously, we continue to see limited churn impact from the Q4 price increase, further underscoring the value HBO Max delivers to subscribers. Advertising revenue growth also accelerated during Q1 despite a 500 bps headwind from the absence of the NBA. We continue to grow ad-supported subscribers globally with 50% of global retail gross adds taking the ad-supported tier. The robust topline growth helped drive Streaming Adjusted EBITDA(4) up by 17% ex-FX to nearly $440 million. We are also pleased with our first quarter launches of HBO Max in Germany, Italy, the U.K., and Ireland. To date, our U.K. and Germany launches have gone particularly well with retail subscriber acquisitions trending ahead of internal expectations, while Italy has been in-line. With these launches complete, our focus is now squarely on continuing to drive market penetration and greater monetization to support healthy subscriber-related revenue and Adjusted EBITDA growth for the foreseeable future. We will continue to invest in content, marketing, and product enhancements through a disciplined, data-driven approach, as we have demonstrated over the last four years. Overall, we continue to expect another strong year for both revenues and Adjusted EBITDA. We expect our strong content slate, subscriber gains, and product enhancements to drive engagement and retention, as well as accelerate subscriber-related revenue growth. For Q2, there are two items to note that will impact year-over-year comparability: 1. The absence of the NBA, representing a 16% ex-FX headwind to advertising revenues; and 2. The previously disclosed domestic distribution renewal with a former related party, which has weighed on distribution revenue growth, will be lapped by the end of this month. STUDIOS Our Studios segment continues to make steady progress toward our target of at least $3 billion in Adjusted EBITDA supported by a diversified portfolio of first-run film and television, content library, video games, and experiences businesses. WBTVG continues to be one of the leading live action TV suppliers for the industry with over 80 active series across more than 20 streaming and linear platforms. We had several notable Q1 deliveries, including: Memory of a Killer – renewed for a second season after emerging as Fox’s top-performing network drama among adults 18-49; Rooster (HBO); Shrinking – renewed for a fourth season and currently ranks as the second-most watched Apple TV comedy behind only Ted Lasso (another WBTVG production); The Pitt (HBO Max); and the 29th season of The Voice (NBC) that has already been renewed for its 30th season. Notable additional Q1 orders include the next seasons of Abbott Elementary (ABC) and Georgie & Mandy’s First Marriage (CBS), two of the top performing comedies on linear television; and a new Netflix series, I Suck at Girls. As we outlined last quarter, 2026 marks an inflection point for WBTVG

Q1 2026 Shareholder Letter | May 6, 2026 4 as we expect streaming to represent a greater portion of first-run deliveries than broadcast and cable combined for the first time. The 2026 and 2027 WBMPG slates represent our continued focus on a balanced, quality-focused strategy. We expect the number of theatrical releases to ramp up from 11 in 2025 to 14 in 2026 and up to 18 in 2027. Key titles in our upcoming slate include global tentpoles, such as Dune: Part III and The Lord of the Rings: The Hunt for Gollum; DC franchises like Supergirl, Clayface, The Batman: Part II, and the Superman sequel Man of Tomorrow; original stories like The Great Beyond, Panic Carefully, and Digger; New Line Cinema’s excellence in horror, with titles including Evil Dead Burn and The Conjuring: First Communion; and the return of Warner Bros. Pictures Animation with the premiere of The Cat in the Hat later this year followed by Bad Fairies and Margie Claus next year. Our industry-leading film and television production have created the depth and breadth of our 100+ year Warner Bros. library – a unique strength of our Studios. As we noted previously, the library generates, on average, over $5 billion in annual revenues. This recurring revenue stream helps offset the inherent volatility of film and television production and was a meaningful contributor to our first quarter results. Studios’ first quarter revenues and Adjusted EBITDA increased 31% ex-FX and 156% ex-FX, respectively, primarily due to intercompany content licensing driven by HBO Max international launches. As HBO Max has launched internationally, certain Studios film and TV library content that was previously licensed to third parties is now being licensed internally to HBO Max. While the Studio gross profit is eliminated upfront on a consolidated basis, we expect those gross profits to be realized on a consolidated basis over time as Studios content helps to fuel subscriber acquisition, engagement, and retention at HBO Max. Looking to the second quarter, we will face a difficult comparison against the robust performance of A Minecraft Movie, Sinners, and Final Destination: Bloodlines. Additionally, WBTVG renewed an internal content licensing deal for a tentpole library title last year. For the full year, we continue to expect 2026 Adjusted EBITDA to be relatively in line with 2025 Adjusted EBITDA. GLOBAL LINEAR NETWORKS The Global Linear Networks segment continues to demonstrate resilience and its ability to generate substantial profits and cash flow despite industry headwinds. We are focused on optimizing the business and managing costs as we look to preserve cash flow generation. During the quarter, we saw record-breaking performances from the 2026 Olympic Winter Games and NCAA March Madness, strong engagement at CNN, and continued delivery trend improvement across general entertainment, news, and sports. These factors helped drive underlying improvement in advertising trends during Q1, and revenues and Adjusted EBITDA declined 9% ex-FX and 10% ex-FX, respectively. Our global footprint, including our position as a top broadcaster in Europe and a leading pay-TV portfolio in Latin America, provides meaningful diversification and differentiation relative to peers.

Q1 2026 Shareholder Letter | May 6, 2026 5 Our leading position is supported by investment in local programming, including sports. For example, during the first quarter, viewership of the 2026 Olympic Winter Games on our European linear networks grew more than 50% versus the 2022 Olympic Winter Games. Overall, our international networks, particularly in EMEA, continue to demonstrate greater resilience and outperform our U.S. networks. In the U.S., we saw improved delivery trends across the portfolio. Starting with Sports, in addition to a strong 2026 NCAA Men’s March Madness tournament, NHL regular season average viewership grew 17% and viewership during the post season is up 76% through the first nine days of coverage. Similarly, MLB regular season is off to a great start with viewership up 68% season-to-date on TBS. Our general entertainment networks delivered a 16% sequential improvement in year-over-year delivery trends, finishing the quarter down 8% year-over-year. During the quarter, TLC and TBS (excluding sports) grew average primetime viewership by 19% and 16%, respectively, versus the prior year supported by the strong performance of Suddenly Amish on TLC and Impractical Jokers on TBS. Underlying advertising revenue trends improved meaningfully during the quarter with reported advertising revenues down 12% ex-FX, a 200 bps improvement sequentially, despite an incremental 300 bps headwind from the absence of the NBA relative to the fourth quarter of 2025. While the overall advertising market remains healthy with scatter CPMs commanding a strong premium to upfront, visibility remains limited given broader macro uncertainty. We are actively monitoring the geopolitical and macro environment and, as we have done in the past, will take appropriate actions to help mitigate any potential effects on our results. For the second quarter, we expect underlying domestic delivery trends to be roughly similar to the first quarter. Additionally, as previously noted, we expect the absence of the NBA will result in a 20% ex-FX negative impact to year-over-year advertising revenues. This will be partially offset by a net 400 bps ex-FX benefit to advertising revenue related to the broadcast of the NCAA March Madness Final Four and Championship games on our networks, and the absence of the NHL Stanley Cup Final in the current year. To reiterate, the absence of the NBA is expected to be a benefit to Adjusted EBITDA during the first half of 2026 as reduced operating expenses will more than offset the reduction in advertising revenues. Furthermore, when we completed our key U.S. distribution renewals during the first half of 2025, we secured low single digit affiliate rate increases for our network portfolio, including a flat affiliate rate for TNT, despite the loss of the NBA. For the full year, we continue to expect a high single- digit year-over-year improvement in operating expenses. FREE CASH FLOW & BALANCE SHEET Free cash flow(5)(*) was negative $476 million, including approximately $100 million in separation and transaction-related costs. On an underlying basis, the year-over-year decrease in free cash flow was driven by higher net content investment across our Streaming and Studios segments, higher cash tax

Q1 2026 Shareholder Letter | May 6, 2026 6 payments, and the timing of working capital. These factors were partially offset by lower cash interest payments. As a reminder, the first quarter tends to be our seasonally lowest free cash flow quarter. Looking ahead, while the business continues to operate within our historical 33% to 50% FCF conversion(6)(*) range on an underlying basis, we expect to incur additional transaction-related cash costs through the closing of the transaction with Paramount Skydance Corporation (“Paramount”). Lastly, during the first quarter, we repaid roughly $120 million in debt maturities and ended the quarter with net leverage(7)(*) of 3.4x. TRANSACTION UPDATE On February 27, 2026, we and Paramount announced a definitive merger agreement under which Paramount will acquire WBD to form a premier global media and entertainment company focused on expanding consumer choice and empowering creative talent worldwide. On April 23, 2026, at a special meeting of WBD stockholder, WBD stockholders overwhelmingly approved the proposed acquisition of WBD by Paramount. The stockholder vote marks an important milestone, and we continue to expect the transaction to close during the third quarter. We will not be answering any further questions on this topic during our earnings call. CONCLUSION We continue to deliver strong progress across our strategic and operational priorities. From sports to news to general entertainment, our Networks continue to distinguish themselves through both reach and relevance with investment in content categories and genres that inspire fans. At the same time, the investments we made in HBO Max’s content, marketing, product and technology, and global footprint are delivering strong returns as evidenced by accelerating subscriber-related revenue growth and meaningful Adjusted EBITDA. Finally, thanks to the hard work of many, our Studios are again winning critically and financially, creating culture-defining film and television, and progressing towards our $3 billion+ Adjusted EBITDA goal. Across the board, these businesses are competing increasingly effectively in each of their respective markets and moving into the next chapter with strong momentum.

Q1 2026 Shareholder Letter | May 6, 2026 7 2026 Outlook Warner Bros. Discovery, Inc. ("Warner Bros. Discovery", "WBD", the "Company", "we", "us", or "our") may provide forward-looking commentary in connection with this communication. The Company is not able to provide a reconciliation of the non-GAAP forward-looking commentary to comparable GAAP measures as, at this time, the Company cannot determine the occurrence or impact of the adjustments, such as the effect of future changes in foreign currency exchange rates or future acquisitions or divestitures that would be excluded from such GAAP measures. Accordingly, the Company is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude these reconciliations. Cautionary Statement Concerning Forward-Looking Statements Information set forth in this communication constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements regarding the Company’s expectations, beliefs, intentions or strategies regarding the future, and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would” or similar words. These forward- looking statements are based on current expectations, forecasts, and assumptions that involve risks and uncertainties and on information available to Warner Bros. Discovery as of the date hereof. Forward-looking statements include, without limitation, statements about the benefits of the proposed transaction between WBD and Paramount Skydance Corporation (“PSKY”) (the “proposed transaction”), future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of WBD’s management and are subject to significant risks and uncertainties outside of our control. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: (1) the completion of the proposed transaction may not occur on the anticipated terms and timing or at all; (2) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction; (3) the risk that the necessary regulatory approvals for the proposed transaction may not be obtained or may be obtained subject to conditions that are not anticipated; (4) risks that any of the closing conditions to the proposed transaction may not be satisfied in a timely manner; (5) risks related to litigation brought in connection with the proposed transaction; (6) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (7) effects of the announcement, pendency or completion of the proposed transaction on the ability of WBD to retain customers and retain and hire key personnel and maintain relationships with suppliers, distributors, advertisers, content providers, vendors and other business partners, and on its operating results and business generally; (8) negative effects of the announcement or the consummation of the proposed transaction on the market price of WBD common stock; (9) risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction; (10) inherent uncertainties involved in the estimates and assumptions used in the preparation of financial projections; (11) the ability to obtain or consummate financing or refinancing related to the proposed transaction; and (12) the response of WBD or PSKY management to any of the aforementioned factors. WBD's actual results could differ materially from those stated or implied, due to risks and uncertainties associated with its business, which include the risks related to the separation and the proposed transaction. Discussions of additional risks and uncertainties are contained in WBD’s filings with the Securities and Exchange Commission, including but not limited to WBD’s most recent Annual Report on Form 10-K, reports on Form 10-Q and Form 8-K and the definitive proxy statement filed by WBD in connection with the proposed transaction. WBD is not under any obligation, and

Q1 2026 Shareholder Letter | May 6, 2026 8 expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise, except to the extent required by applicable law. Persons reading this communication are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof. Non-GAAP Financial Measures In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this communication may also contain certain non-GAAP financial measures, identified with an “(*)”. Reconciliations between the non-GAAP financial measures and the closest GAAP financial measures are available in the Trending Schedules and “Quarterly Results” section of the Warner Bros. Discovery, Inc. investor relations website at: https://ir.wbd.com. Definitions and Sources for Warner Bros. Discovery, Inc. (1) Streaming Subscriber: The Company defines a “Core Streaming Subscription” as: (i) a retail subscription to discovery+, HBO, HBO Max, Max, or a Premium Sports Product (defined below) for which we have recognized subscription revenue, whether directly or through a third party, from a Streaming platform; (ii) a wholesale subscription to discovery+, HBO, HBO Max, Max, or a Premium Sports Product for which we have recognized subscription revenue from a fixed-fee arrangement with a third party and where the individual user has activated their subscription; (iii) a wholesale subscription to discovery+, HBO, HBO Max, Max, or a Premium Sports Product for which we have recognized subscription revenue on a per subscriber basis, including third- party services that host a branded environment of discovery+, HBO, HBO Max, Max, or a Premium Sports Product for which we have recognized subscription revenue on a per subscriber basis; (iv) a retail or wholesale subscription to an independently-branded, regional product sold on a stand-alone basis that includes discovery+, HBO, HBO Max, Max, and/or a Premium Sports Product, for which we have recognized subscription revenue (as per (i) –(iii) above); and (v) users on free trials who convert to a subscription for which we have recognized subscription revenue within the first seven days of the calendar month immediately following the month in which their free trial expires. The Company defines a “Premium Sports Product” as a strategically prioritized, sports-focused product sold on a stand-alone basis and made available directly to consumers. The current “independently branded, regional products” referred to in (iv) above consist of TVN/Player. Subscribers to multiple WBD Streaming products (listed above) are counted as a paid subscriber for each individual WBD streaming product subscription. We may refer to the aggregate number of Core Streaming Subscriptions as “subscribers”. The reported number of “subscribers” included herein and the definition of “Streaming Subscription” as used herein excludes: (i) individuals who subscribe to Streaming products, other than discovery+, HBO, HBO Max, Max, a Premium Sports Product, and independently-branded, regional products (currently consisting of TVN/Player), that may be offered by us or by certain joint venture partners or affiliated parties from time to time; (ii) a limited number of international discovery+ subscribers that are part of non-strategic partnerships or short- term arrangements as may be identified by the Company from time to time; (iii) domestic and international Cinemax subscribers, and international basic HBO subscribers; and (iv) users on free trials except for those users on free trial that convert to a Streaming Subscription within the first seven days of the next month as noted above.

Q1 2026 Shareholder Letter | May 6, 2026 9 The Company defines a “Domestic subscriber” as a subscription based either in the United States of America or Canada. The Company defines an “International subscriber” as a subscription based outside of the United States of America or Canada. (2) Subscriber-related revenues: The Company defines “subscriber-related revenues” as the sum of distribution and advertising revenues in the Streaming segment. The Company uses subscriber-related revenues to monitor and evaluate the Company's streaming revenue performance. The Company believes this measure is relevant to investors as it highlights the revenue generation tied to the Company's streaming products. (3) Foreign Exchange Impacting Comparability: The impact of exchange rates on our business is an important factor in understanding period-to-period comparisons of our results. For example, our international revenues are favorably impacted as the U.S. dollar weakens relative to other foreign currencies, and unfavorably impacted as the U.S. dollar strengthens relative to other foreign currencies. We believe the presentation of results on a constant currency basis (“ex-FX”), in addition to results reported in accordance with U.S. GAAP provides useful information about our operating performance because the presentation ex-FX excludes the effects of foreign currency volatility and highlights our core operating results. The presentation of results on a constant currency basis should be considered in addition to, but not a substitute for, measures of financial performance reported in accordance with U.S. GAAP. The ex-FX change represents the percentage change on a period-over-period basis adjusted for foreign currency impacts. For the 2026 period, the ex-FX change is calculated as the difference between the current year amounts translated at a baseline rate, which is a spot rate for each of our currencies determined early in the fiscal year as part of our forecasting process (the “2026 Baseline Rate”), and the prior year amounts translated at the same 2026 Baseline Rate. In addition, consistent with the assumption of a constant currency environment, our ex-FX results exclude the impact of our foreign currency hedging activities, as well as realized and unrealized foreign currency transaction gains and losses. Results on a constant currency basis, as we present them, may not be comparable to similarly titled measures used by other companies. (4) Adjusted EBITDA: The Company evaluates the operating performance of its operating segments based on financial measures such as revenues and Adjusted EBITDA. “Adjusted EBITDA” is defined as operating income excluding: (i) employee share-based compensation, (ii) depreciation and amortization, (iii) restructuring and facility consolidation, (iv) certain impairment charges, (v) gains and losses on business and asset dispositions, (vi) third-party transaction and integration costs, (vii) amortization of purchase accounting fair value step-up for content, (viii) amortization of capitalized interest for content, and (ix) other items impacting comparability. The Company uses this measure to assess the operating results and performance of the segments, perform analytical comparisons, identify strategies to improve performance, and allocate resources to each segment. The Company believes Adjusted EBITDA is relevant to investors because it allows them to analyze the operating performance of each segment using the same metric management uses. The Company excludes employee share-based compensation, restructuring, certain impairment charges, gains and losses on business and asset dispositions, and transaction and integration costs from the calculation of Adjusted EBITDA due to their impact on comparability between periods. Integration costs include transformative system implementations and integrations, such as Enterprise Resource Planning systems, and may take several years to complete. The Company also excludes the depreciation of fixed assets and amortization of intangible assets, amortization of purchase accounting fair value step-up for content (which is included in consolidated costs of

Q1 2026 Shareholder Letter | May 6, 2026 10 revenues), and amortization of capitalized interest for content, as these amounts do not represent cash payments in the current reporting period. We prospectively updated certain corporate allocations at the beginning of 2025. The impact to prior periods was immaterial. (5) Free cash flow: The Company defines free cash flow as cash flow from operations less acquisitions of property and equipment. The Company believes free cash flow is an important indicator for management and investors of the Company’s liquidity, including its ability to reduce debt, make strategic investments, and return capital to stockholders. In millions Three Months Ended March 31, 2026 Cash provided by operating activities $(208) Less: Purchases of property and equipment (268) Free Cash Flow $(476) (6) Free cash flow conversion: The Company defines “free cash flow conversion” where free cash flow is divided by Adjusted EBITDA. The Company believes this measure is relevant to investors as it is a financial measure frequently used in evaluating a company's financial condition. (7) Net Leverage: The Company defines “net leverage” as the calculation where net debt (gross debt of $33.4 billion less cash, cash equivalents, and restricted cash of $3.3 billion) is divided by the sum of the most recent four quarters Adjusted EBITDA of $8,842 million. The Company believes this measure is relevant to investors as it is a financial measure frequently used in evaluating a company's financial condition.